                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): OCTOBER 26, 2004


                         NORTHERN BORDER PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)


                DELAWARE                     1-12202            93-1120873
    (State or other jurisdiction of        (Commission         (IRS Employer
             incorporation)                File Number)     Identification No.)

           13710 FNB PARKWAY
            OMAHA, NEBRASKA                                      68154-5200
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (402) 492-7300


                      -------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01   REGULATION FD DISCLOSURE.

         Attached as Exhibit 99.1 is a copy of Northern Border Partners, L.P.'s press release, dated October 26, 2004, announcing Northern Border Partners, L.P.'s financial results for the third quarter of 2004, updated earnings guidance for 2004, and initiating guidance for 2005.

         The information in Item 7.01 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 7.01 of this report will not be incorporated by reference into any registration statement filed by the Partnership under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)    Exhibits.

            99.1 Northern Border Partners, L.P. press release dated October 26, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 NORTHERN BORDER PARTNERS, L.P.

Date:  October 26, 2004
                                 By: /s/  Jerry L. Peters
                                     ----------------------------
                                 Name:    Jerry L. Peters
                                 Title:   Chief Financial and Accounting Officer

                                  EXHIBIT INDEX

Exhibit 99.1 -- Northern Border Partners, L.P. press release dated October 26,
                2004.